OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
OTHER CURRENT ASSETS.
Oil inventory on hand, lesser of cost or net realisable value	$ 506	$ 908
Equipment inventory, lesser of cost or net realisable value	1,647	1,479
Prepaid expenses	1,321	915
Other	72	170
Total other current assets	$ 3,546	$ 3,472